UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: July 1, 2013
(Date of earliest event reported)

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

OREGON (State or Other Jurisdiction of Incorporation or Organization)	001-34624 (Commission File Number)	93-1261319 (I.R.S. Employer Identification Number)

One SW Columbia, Suite 1200
Portland, Oregon 97258
(address of Principal Executive Offices)(Zip Code)

(503) 727-4100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This current report on Form 8-K/A is filed as an amendment to the current report on Form 8-K filed on July 2, 2013, as amended by the current report on Form 8-K/A filed on July 29, 2013 (the “Initial Report”). This current report is filed to provide, and amends the Initial Report to include, the information relating to the completion of the acquisition of Financial Pacific Holding Corp. and its subsidiaries (“FinPac”) under Item 2.01 and the financial statements and pro forma financial information relating to FinPac set forth below under Item 9.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.
On July 1, 2013, Umpqua Holdings Corporation, parent company of Umpqua Bank and Umpqua Investments, Inc. (the “Company”), completed its previously announced acquisition of FinPac for $158 million in cash and restricted shares of Company stock. The executed Agreement and Plan of Merger for the acquisition was filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2013.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

The audited consolidated financial statements of Financial Pacific Holdings, LLC and Subsidiaries as of and for the year ended December 31, 2012 and the unaudited condensed consolidated financial statements of Financial Pacific Holdings, LLC and Subsidiaries as of June 30, 2013 and for the six months ended June 30, 2013 and 2012 are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated in this Item 9.01(a) by reference.

Financial Pacific Holdings, LLC was the sole equity holder of FinPac. There are no differences in the operations, assets, liabilities, and total equity of Financial Pacific Holdings, LLC and Subsidiaries and FinPac. The only balance sheet differences between Financial Pacific Holdings, LLC and Subsidiaries and FinPac are within the components of total equity between the entities due to the legal structure of the entities with equity holders of Financial Pacific Holdings, LLC and Subsidiaries having different classes of membership units and FinPac’s equity holder having common stock along with differences in the classification of dividend payments to the respective equity owners.

(b)	Pro forma financial information.

The unaudited pro forma condensed consolidated financial statements of the Company as of June 30, 2013 and for the year ended December 31, 2012 and the six months ended June 30, 2013, giving effect to the acquisition of FinPac, are filed herewith as Exhibit 99.3 and incorporated in this Item 9.01(b) by reference.

(d)	Exhibits
	23.1	Consent of Deloitte & Touche LLP
	99.1	Audited consolidated financial statements of Financial Pacific Holdings, LLC and Subsidiaries as of and for the year ended December 31, 2012.
	99.2	Unaudited condensed consolidated financial statements of Financial Pacific Holdings, LLC and Subsidiaries as of June 30, 2013 and for the six months ended June 30, 2013 and 2012.
	99.3	Unaudited pro forma condensed consolidated financial statements of Umpqua Holdings Corporation as of June 30, 2013 and for the year ended December 31, 2012 and the six months ended June 30, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
UMPQUA HOLDINGS CORPORATION (Registrant)
Dated: September 11, 2013	By: /s/ Steven Philpot Steven Philpott Executive Vice President / General Counsel

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Exhibit Index

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP
99.1	Audited consolidated financial statements of Financial Pacific Holdings, LLC and Subsidiaries as of and for the year ended December 31, 2012.
99.2	Unaudited condensed consolidated financial statements of Financial Pacific Holdings, LLC and Subsidiaries as of June 30, 2013 and for the six months ended June 30, 2013 and 2012.
99.3	Unaudited pro forma condensed consolidated financial statements of Umpqua Holdings Corporation as of June 30, 2013 and for the year ended December 31, 2012 and the six months ended June 30, 2013.

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